                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) July 27, 2005
                                                         -------------

                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
               (Exact name of registrant as specified in charter)

          New York                    0-3319                    13-1784308
          --------                    ------                    ----------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)             Identification No.)

                  One Commerce Park, Valhalla, NY         10595
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (914) 686-3650
                                                           --------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_|   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|   Pre-commencement  communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS.

        On July 27, 2005, the registrant issued a press release  announcing that its  subsidiary,  Del Medical  Imaging  Corp.  ("DMI"),  entered into a two-year agreement with AFP Imaging  Corporation ("AFP") under which AFP will exclusively sell, install and service the DMI manufactured Universal(TM) and VetTek lines of veterinary x-ray systems worldwide.

        For  additional  information,  reference  is made to the  press  release attached hereto as EXHIBIT 99.01.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements of Businesses Acquired.
            Not Applicable

      (b)   Pro Forma Financial Information.
            Not Applicable

      (c)   Exhibits.

            99.01 Press release dated July 27, 2005.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DEL GLOBAL TECHNOLOGIES CORP.
                                               -----------------------------
                                                       (Registrant)

Date: July 28, 2005
                                               By:  /s/ Mark A. Koch
                                                    ----------------------------
                                                    Mark A. Koch
                                                    Principal Accounting Officer